EXHIBIT 99.2

BETATHERM GROUP LIMITED
AND SUBSIDIARIES

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED
31 MARCH 2006 AND 2005 UNAUDITED

BETATHERM GROUP LIMITED AND SUBSIDIARIES

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
OF
BETATHERM GROUP LIMITED
AND
SUBSIDIARIES
FOR THE NINE MONTHS ENDED 31 MARCH 2006 AND 2005
UNAUDITED

BETATHERM GROUP LIMITED AND SUBSIDIARIES

CONDENSED CONSOLIDATED PROFIT AND LOSS ACCOUNT (UNAUDITED)

FOR THE NINE MONTHS ENDED 31 MARCH 2006 AND 2005

	2006	2005
	US$	US$

Turnover - continuing operations	16,598,320	14,457,144
Staff costs	(4,746,589)	(4,878,904)
Depreciation	(397,990)	(519,950)
Other operating charges	(7,904,433)	(7,032,332)
Operating profit - continuing operations	3,549,308	2,025,958
Exceptional item	(262,108)	(329,405)

Profit on ordinary activities before interest	3,287,200	1,696,553
Interest payable and similar charges	(432,556)	(485,210)
Profit on ordinary activities before taxation	2,854,644	1,211,343
Tax on profit on ordinary activities	(756,566)	(515,100)
Profit for the period	2,098,078	696,243

Dividends proposed/paid to minority shareholders	(171,855)	(52,820)

Profit and loss account brought forward	(4,517,653)	(6,328,993)

Exchange translation adjustment	31,960	244,455
Profit and loss account carried forward	(2,559,470)	(5,441,115)

See accompanying Notes to the Unaudited Condensed Consolidated Financial Statements.

BETATHERM GROUP LIMITED AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES (UNAUDITED)

FOR THE NINE MONTHS ENDED 31 MARCH 2006 AND 2005

	2006	2005
	US$	US$

Profit for the period	2,098,078	696,243
Exchange translation adjustment	31,960	244,455
Total gains and losses recognised in the period	2,130,038	940,698

See accompanying Notes to the Unaudited Condensed Consolidated Financial Statements.

BETATHERM GROUP LIMITED AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEET AT 31 MARCH 2006 (UNAUDITED)

		2006
	Note	US$

FIXED ASSETS
Intangible assets		—
Tangible assets		3,214,248
		3,214,248

CURRENT ASSETS
Stocks	3	2,520,742
Debtors		3,655,067
Cash at bank		2,387,786
		8,563,595
CREDITORS (amounts falling due within one year)		(4,596,490)
NET CURRENT ASSETS		3,967,105
TOTAL ASSETS LESS CURRENT LIABILITIES		7,181,353

FINANCED BY

CREDITORS (amounts falling due after more than one year)		8,229,174
GOVERNMENT GRANTS		141,443
		8,370,617

CAPITAL AND RESERVES

Called up share capital	2	10,476,412
Profit and loss account	2	(2,559,470)
Revaluation reserve	2	1,145,553
Merger Reserve		(10,252,939)
Shareholders’ deficit (non equity interests included)	2	(1,190,444)
Minority interests in subsidiaries (non equity interests)		1,180
		7,181,353

See accompanying Notes to the Unaudited Condensed Consolidated Financial Statements

BETATHERM GROUP LIMITED AND SUBSIDIARIES

CONDENSED CONSOLIDATED CASH FLOW STATEMENT FOR THE NINE MONTHS ENDED 31 MARCH 2006 AND 2005 (UNAUDITED)

	2006	2005
	US$	US$
NET CASH INFLOW FROM OPERATING ACTIVITIES	2,973,252	2,200,011

RETURNS ON INVESTMENT AND SERVICING OF FINANCE
Interest paid	(203,618)	(198,413)
NET CASH OUTFLOW FROM RETURNS ON INVESTMENT AND SERVICING OF FINANCE	(203,618)	(198,413)

TAXATION
Corporation tax paid	(715,046)	(159,568)

CAPITAL EXPENDITURE
Purchase of tangible fixed assets	(393,233)	(404,958)
Proceeds on disposal of tangible fixed assets	3,200	—

NET CASH OUTFLOW FROM CAPITAL EXPENDITURE	(390,033)	(404,958)

NET CASH INFLOW BEFORE FINANCING	1,664,555	1,437,072

FINANCING
Repayment of Loan Notes	(12,478)	—
Movements in bank loan	(1,169,350)	(1,097,918)
NET CASH OUTFLOW FROM FINANCING	(1,181,828)	(1,097,918)
INCREASE IN CASH	482,727	339,154

See accompanying Notes to the Unaudited Condensed Consolidated Financial Statements

BETATHERM GROUP LIMITED AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	ACCOUNTING POLICIES

These unaudited condensed consolidated financial statements have been prepared in accordance with the accounting policies set out in the company’s audited financial statements for the year ended 30 June 2005 included elsewhere in this Current Report on Form 8-K and with accounting principles generally accepted in the Republic of Ireland (“Irish GAAP”) for interim financial information.  Accordingly, they do not include all of the information and notes required by Irish GAAP for annual financial statements.  An unaudited reconciliation to US generally accepted accounting principles (“US GAAP”) has been included in Note 5 of the Notes to the Unaudited Condensed Consolidated Financial Statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation of the financial position and results of operations of the company and its subsidiaries have been included.  Operating results for the nine months ended 31 March 2006 are not necessarily indicative of the results that may be expected for the year ending 30 June 2006.  These unaudited condensed consolidated financial statements should be read in conjunction with the company’s audited financial statements for the year ended 30 June 2005 included in elsewhere in this Current Report on Form 8-K .

BETATHERM GROUP LIMITED AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.	RECONCILIATION OF MOVEMENT IN SHAREHOLDERS' (DEFICIT)/FUNDS

Group		Called up	Profit &
	Revaluation	Share	Loss	Merger		Equity	Non Equity
	reserve	Capital	Account	Reserve	Total	Interest	Interest
	US$	US$	US$	US$	US$	US$	US$

At 1 July 2005	1,136,641	10,476,412	(4,517,653)	(10,252,939)	(3,157,539)	(3,163,441)	5,902

Minority dividends	—	—	(171,855)	—	(171,855)	(171,855)	—
Profit for the period	—	—	2,098,078	—	2,098,078	2,098,078
Exchange translation adjustments	8,912	—	31,960	—	40,872	40,872	—
At 31 March 2006	1,145,553	10,476,412	(2,559,470)	(10,252,939)	(1,190,444)	(1,196,346)	5,902

BETATHERM GROUP LIMITED AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.	STOCK

	2006	2005
	US$	US$

Raw materials	1,199,831	723,870
Work-in-progress	290,680	291,285
Finished goods	1,030,231	869,087
	2,520,742	1,884,242

The replacement cost of stock did not differ significantly from the figure shown above.

4.	RECONCILIATION OF NET CASHFLOW TO MOVEMENTS IN NET DEBT

	2006	2005
	US$	US$
Increase in cash in the period	482,727	339,154
Change in debt	905,719	805,035

Movement in net debt in the period	1,388,446	1,144,189
Exchange	(35,548)	(565,279)
Net debt at 1 July	(8,813,334)	(10,363,054)
Net debt at 31 March	(7,460,436)	(9,784,144)

BETATHERM GROUP LIMITED AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.	US GAAP RECONCILIATION

The unaudited condensed consolidated financial statements are prepared in accordance with Irish GAAP which differs in certain significant respects from U.S. generally accepted accounting principles (“U.S. GAAP”) as described in Note 28 to the audited consolidated financial statements included elsewhere in this Current Report on Form 8-K. The adjustments necessary to state profit for the period and shareholders’ deficit under U.S GAAP are shown in the tables below.

BETATHERM GROUP LIMITED AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.	US GAAP RECONCILIATION (Continued)

Net income in accordance with US GAAP	2006 US$	2005 US$

Profit for the financial period as reported in the Unaudited Condensed Consolidated Profit and Loss Account	2,098,078	696,243
Reclassification of Patent royalty dividends to employees as staff costs	(171,855)	(52,820)
Adjustment to depreciation due to elimination of revaluation surplus	26,839	28,347
Adjustment to other operating charges due to elimination of deferred credit for grant	3,056	3,227
Adjustment to depreciation due to elimination of deferred credit for grant	(3,056)	(3,227)
Net income attributable to ordinary shareholders as adjusted to accord with US GAAP	1,953,062	671,770

Comprehensive Income in accordance with US GAAP
Net income in accordance with US GAAP	1,953,062	671,770
Exchange translation adjustments	31,960	244,455
Comprehensive income in accordance with US GAAP	1,985,022	916,225

Shareholders’ Deficit in accordance with US GAAP	2006 US$

Shareholders’ deficit as reported in the Unaudited Condensed Consolidated Balance Sheet	(1,190,444)

Items (increasing)/decreasing shareholders’ deficit
ASSETS
Non-current assets
Goodwill - cost	9,480,892
Goodwill - accumulated amortisation	(8,045,605)
1,435,287

Tangible assets - cost	(1,286,996)
Tangible assets - accumulated depreciation	163,787
(1,123,209)
Total Assets	312,078
LIABILITIES
Non-current liabilities
Government grants	141,443
Total Liabilities	141,443
Shareholders’ deficit under US GAAP	(736,923)

BETATHERM GROUP LIMITED AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.	US GAAP RECONCILIATION (Continued)

Consolidated Cash Flow Statement

The categories of cash flow activity under US GAAP are summarised below:

	2006 US$	2005 US$

Cash inflow from operating activities	2,054,588	1,842,030
Cash outflow from investing activities	(390,033)	(404,958)
Cash outflow from financing activities	(1,181,828)	(1,097,918)

Increase in cash and cash equivalents	482,727	339,154

Cash and cash equivalents
At the beginning of the period	1,905,059	1,444,841
At the end of the period	2,387,786	1,783,995

Exceptional Item
Under Irish GAAP the Company recorded US$262,108 and US$329,405 as exceptional items in the Unaudited Condensed Consolidated Profit and Loss Accounts for the nine months ended 31 March 2006 and 31 March 2005 respectively. Under US GAAP these charges would have been reported as a reduction in operating profit from continuing operations in the Unaudited Condensed Consolidated Profit and Loss Account.

Recently Issued United States Accounting Standards

In November 2004, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 151, “Inventory Costing.” SFAS 151 clarifies the accounting for abnormal amounts of idle facility expense, freight, handling costs and wasted material. SFAS 151 requires that those amounts, if abnormal, be recognized as expenses in the period incurred. In addition, SFAS 151 requires the allocation of fixed production overheads to the cost of conversion based upon the normal capacity of the production facilities. We adopted SFAS No. 151 effective 1 July 2005. Accounting under this Statement will not result in any significant changes from our current accounting under Irish GAAP.

In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3”. Previously, APB Opinion No. 20, “Accounting Changes” and FASB Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements” required the inclusion of the cumulative effect of changes in accounting principle in net income of the period of the change. SFAS No. 154 requires companies to recognize a change in accounting principle, including a change required by a new accounting pronouncement when the pronouncement does not include specific transition provisions, retrospectively to prior period financial statements. We will adopt SFAS No. 154 as of 1 July 2006. We do not expect the adoption of this standard to have any impact on the Company's financial statements in fiscal 2007.